EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Roger May, the Chief Executive Officer, and Frank Herrera, the Chief Financial Officer, of Graphene & Solar Technologies Limited (the “Company”), hereby certify, that, to their knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roger May	/s/ Frank Herrera
Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer (Principal Financial and Accounting Officer)

September 11, 2019	September 11, 2019